UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 19, 2014
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K by Tesoro Logistics LP (the “Partnership”) dated October 19, 2014 (the “Original Filing”), the Partnership entered into a Membership Interest Purchase Agreement (the “MIPA”) with QEP Field Services Company (“QEP Field Services”), a wholly-owned subsidiary of QEP Resources, Inc. This Amendment No. 1 is being filed to amend Item 9.01(d) to provide an additional exhibit containing the updated consent of PricewaterhouseCoopers LLP, the auditors of QEP Field Services, to incorporate by reference into certain registration statements on Form S-3 and Form S-8 of the Partnership, their report with respect to the audited annual consolidated financial statements of QEP Field Services for the years ended December 31, 2013, 2012 and 2011, appearing in the Form 8-K of the Partnership filed on October 20, 2014.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: December 11, 2014

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ CHARLES S. PARRISH
Charles S. Parrish
Vice President and General Counsel

Index to Exhibits

Exhibit Number	Description of the Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

4